Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Credit Suisse Energy Summit Credit Suisse Energy Summit February 8-9, 2012 February 8-9, 2012 Exhibit 99.1

2 2
Forward Looking Statements
This material and any oral statements made in connection with this material
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.  Statements made which of 1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is of management of the Company are forward-looking statements.  It is important to note that actual results could differ materially from those important to note that actual results could differ materially from those discussed in such forward-looking statements.  Important factors that could discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially include the risk factors and other cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s web site at filings are also available through the Company’s web site at
http://www.patenergy.com
http://www.patenergy.com
or
or
through
through
the
the
SEC’s
SEC’s
Electronic
Electronic
Data
Data
Gathering
Gathering
and
and
Analysis
Analysis
Retrieval
Retrieval
System
System
(EDGAR)
(EDGAR)
at
at
http://www.sec.gov.
http://www.sec.gov.
We
We
undertake
undertake
no
no
obligation to publicly update or revise any forward-looking statement.
obligation to publicly update or revise any forward-looking statement.

Presentation
•
•
The Energy Environment
The Energy Environment
•
•
PTEN’s Land Drilling Business
PTEN’s Land Drilling Business
•
•
PTEN’s Well Stimulation Business
PTEN’s Well Stimulation Business
•
•
PTEN’s Strategy
PTEN’s Strategy
•
•
PTEN Investment Highlights
PTEN Investment Highlights
•
•
Conclusions
Conclusions
A Transformation in the Energy Industry…
A Transformation in the Energy Industry…
…A Transformation at PTEN

Changing Energy Environment

Source: US Energy Information Administration, Short-Term Energy Outlook, January 10, 2012
Decades of Declining US Crude Oil Production…
Reversed in 2009
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5

Changing Energy Environment

Source: US Energy Information Administration, Short-Term Energy Outlook, January 10, 2012
Petroleum Imports as a Percent of Total Consumption…
More Demand Being Satisfied With US Production
0%
10%
20%
30%
40%
50%
60%
70%

Changing Energy Environment –
North America Land-Based Energy
Unconventional drilling and well completion has
Unconventional drilling and well completion has
evolved:
evolved:
•
•
A “manufacturing”
A “manufacturing”
approach to drilling and
approach to drilling and
well completion
well completion
•
•
Focus on oil & liquids rich plays
Focus on oil & liquids rich plays
•
•
Unconventional drilling and well completion
Unconventional drilling and well completion
techniques being applied to historically
techniques being applied to historically
conventional plays
conventional plays

Changing Energy Environment
North America Land-Based Energy
PTEN is well positioned in the two “gating”
PTEN is well positioned in the two “gating”
areas
areas
•
•
Land-based drilling
Land-based drilling
•
•
Well stimulation
Well stimulation
–
–
Frac equipment well-suited to “new wells”
Frac equipment well-suited to “new wells”
–
–
Rigs well-suited to “new wells”
Rigs well-suited to “new wells”

Changing Energy Environment – Changing Energy Environment – Land-Based Drilling Land-Based Drilling PTEN’s PTEN’s Drilling Drilling Business Business

Changing Energy Environment –
Land-Based Drilling
•
•
A “manufacturing”
A “manufacturing”
approach to drilling
approach to drilling
–
–
Repetitive, assembly line type drilling
Repetitive, assembly line type drilling
–
–
More plays with multi-well pads
More plays with multi-well pads
–
–
Laterals are getting longer
Laterals are getting longer
–
–
Very rig intensive approach to drilling
Very rig intensive approach to drilling
•
•
“Preferred”
“Preferred”
equipment  for these “new wells”
equipment  for these “new wells”
–
–
1000 to 1500 HP drawworks
1000 to 1500 HP drawworks
–
–
High capacity mud pumps
High capacity mud pumps
–
–
Top drives
Top drives
–
–
Automated drilling systems and pipe handling
Automated drilling systems and pipe handling
–
–
Quick moving from well completion to well spud
Quick moving from well completion to well spud

APEX 1500
APEX 1500™
TM
APEX 1000
APEX 1000™
TM
APEX Walking
APEX Walking™
TM
Total New Rigs
Total New Rigs
Other Electric Rigs
Other Electric Rigs
Class
Class
10
Changing Energy Environment –
Land-Based Drilling
New and Well-Suited Rigs as of December 31, 2011
New and Well-Suited Rigs as of December 31, 2011
61
61
15
15
45
45
121
121
54
54
12/31/2012
12/31/2012
30 new rigs planned in 2012
30 new rigs planned in 2012
175 by the end of 2012
175 by the end of 2012
38
38
13
13
40
40
91
91
54
54
12/31/2011
12/31/2011
Currently PTEN has 145 of these “Preferred Rigs”
…and Expected as of December 31, 2012
…and Expected as of December 31, 2012

New APEX Rigs Have Significantly
Increased Fleet Quality.
Changing Energy Environment –
Land-Based Drilling
30 New Rigs expected to be added in 2012
30 New Rigs expected to be added in 2012
27
121
0
20
40
60
80
100
2008 2009 2010 2011 2012E
120
140

Changing Energy Environment –
Land-Based Drilling
•
•
Increasing focus on oil & liquids rich plays
Increasing focus on oil & liquids rich plays
–
–
Horizontal drilling techniques developed for shale gas have
Horizontal drilling techniques developed for shale gas have
been a “game changer”
been a “game changer”
for oil and liquids rich shales
for oil and liquids rich shales
–
–
Approximately 60% of PTEN operating rigs are drilling for oil
Approximately 60% of PTEN operating rigs are drilling for oil or liquids
or liquids
–
–
“Fit-for-purpose”
“Fit-for-purpose”
rigs are very active in oil & liquids rich
rigs are very active in oil & liquids rich
plays, but not all oil & liquids rich plays require “fit-for-
plays, but not all oil & liquids rich plays require “fit-for-
purpose”
purpose”
rigs (i.e. Permian and Mississippi Lime)
rigs (i.e. Permian and Mississippi Lime)
•
•
Decreasing Dry Gas Exposure
Decreasing Dry Gas Exposure
–
–
Less than 30 rigs in the US drilling for dry gas under
Less than 30 rigs in the US drilling for dry gas under
contracts that are well-to-well or that have an initial term of contracts that are well-to-well or that have an initial term of less than one year
less than one year
–
–
Expect continued rig movement from dry gas to oil and
Expect continued rig movement from dry gas to oil and
liquids rich areas
liquids rich areas

PTEN’s Active Rigs in Unconventional Areas
PTEN’s Active Rigs in Unconventional Areas
as of February 2012
as of February 2012
Bakken
20 Rigs
Changing Energy Environment –
Land-Based Drilling
5 Rigs
Piceance
7 Rigs
Marcellus
30 Rigs
Barnett
16 Rigs
Eagle Ford
29 Rigs
Haynesville
23 Rigs
Niobrara
1 Rig
Utica
4 Rigs
Pinedale
Woodford
6 Rigs

Changing Energy Environment –
Land-Based Drilling
PTEN has designed three types of land rigs
PTEN has designed three types of land rigs
for these “new wells”:
for these “new wells”:
•
•
Each designed to meet customer demands in
Each designed to meet customer demands in
different markets
different markets
–
–
Each has specific applications for which it is “most suitable”
Each has specific applications for which it is “most suitable”
•
•
Significance:
Significance:
–
–
Drilling is an integral part of the well “manufacturing”
Drilling is an integral part of the well “manufacturing”
business
business
•Fast drilling and “speedy”
•Fast drilling and “speedy”
rig moves
rig moves
–
–
APEX Walking ™
APEX Walking ™
rigs and APEX 1000™
rigs and APEX 1000™
provide access to
provide access to
certain “challenging well locations”
certain “challenging well locations”

Changing Energy Environment –
Land-Based Drilling
APEX 1000™
APEX 1500™
APEX Walking™
•1000 hp AC drawworks
•Small footprint, big rig
capability
•Fast move & rig- up
•Walking system is an
optional feature
•1500 hp AC drawworks
•Great all purpose rig
•Fast move & rig- up
•Ideal for Eagle Ford,
Barnett, and Haynesville
•1000 to 200 hp
drawworks
•Able to move in all
directions
•Able to “walk” with mast
up and drill pipe/collars
in the derrick
•A leadership position in
for- purpose” rig
category
this “fit-

Changing Energy Environment – Land-Based Drilling Video of Walking Rig Moving Video of Walking Rig Moving

Changing Energy Environment –
Land-Based Drilling
•
•
PTEN has approximately 180 other rigs in the fleet
PTEN has approximately 180 other rigs in the fleet
•
•
Approximately 100 of these are active as of February
Approximately 100 of these are active as of February
2012
2012
•
•
As oil and “other liquids”
As oil and “other liquids”
plays emerge, these rigs
plays emerge, these rigs
should be in greater demand
should be in greater demand

Changing Energy Environment –
Land-Based Drilling
•
•
PTEN is a “preferred provider”
PTEN is a “preferred provider”
for conventional
for conventional
drilling rigs
drilling rigs
–
–
Major upgrade program has provided:
Major upgrade program has provided:
–
–
PTEN commitment to customers and service
PTEN commitment to customers and service
•
•
PTEN’s large fleet provides substantial
PTEN’s large fleet provides substantial
“upside”
“upside”
if drilling continues to increase
if drilling continues to increase
Improved mud systems
Iron roughnecks and other automation
Enhanced mobility
Major rig refurbishments

Changing Energy Environment –
Land-based Drilling
•
•
Long term contracts
Long term contracts
–
–
PTEN expects to average 120 rigs under term
PTEN expects to average 120 rigs under term
contract in 2012 including 131 in the first quarter
contract in 2012 including 131 in the first quarter
–
–
Approximately 60% of active rigs in the US are
Approximately 60% of active rigs in the US are
committed under term contracts
committed under term contracts
–
–
Term contracts have an initial duration of at least
Term contracts have an initial duration of at least
12 months
12 months
–
–
Provides estimated future dayrate drilling revenue
Provides estimated future dayrate drilling revenue
stream of approximately $1.8 billion for 2012 and
stream of approximately $1.8 billion for 2012 and
beyond
beyond
–
–
Continued customer interest in term agreements
Continued customer interest in term agreements
with PTEN
with PTEN

Changing Energy Environment – Changing Energy Environment – Well Stimulation Well Stimulation PTEN’s PTEN’s Pressure Pressure Pumping Pumping Business Business

Changing Energy Environment –
Well Stimulation
•
•
Changing Significance of Well Stimulation
Changing Significance of Well Stimulation
–
–
Shale and other unconventional plays changed the
Shale and other unconventional plays changed the
business
business
•
•
•
•
•
•
•
•
–
–
Changing equipment (“quints”) and crew
Changing equipment (“quints”) and crew
competencies
competencies
–
–
Key to unlocking long laterals and greatly increased
Key to unlocking long laterals and greatly increased
shale production
shale production
Substantial increases in horizontal completions
Substantial increases in horizontal completions
Increasing number of stages per well
Increasing number of stages per well
Substantially higher HP requirements
Substantially higher HP requirements
Higher pressures and higher volumes
Higher pressures and higher volumes

Changing Energy Environment –
Well Stimulation
•
•
Pressure pumping
Pressure pumping
–
–
PTEN has been in the business for more than 30
PTEN has been in the business for more than 30
years
years
–
–
Well positioned for Eagle Ford, Marcellus, and Utica
Well positioned for Eagle Ford, Marcellus, and Utica
shales
shales
–
–
Strong regional management and infrastructure
Strong regional management and infrastructure
–
–
Consistent reputation for customer service and
Consistent reputation for customer service and
operational excellence
operational excellence
–
–
Strong, long-term record of organic growth in
Strong, long-term record of organic growth in
revenue and EBITDA
revenue and EBITDA

23 Changing Energy Environment – Well Stimulation Service Areas Service Areas Northeast Region Southwest Region

Changing Energy Environment –
Well Stimulation
Fracturing Equipment
Fracturing Equipment
Nitrogen /
Nitrogen /
Cement / Acid
Cement / Acid
Unit
Unit
183 Quintiplex
183 Quintiplex
91 Triplex
91 Triplex
130 Pumpers
130 Pumpers
Horsepower
Horsepower
549,500 HP
549,500 HP
81,570 HP
81,570 HP
As of December 31, 2011
As of December 31, 2011
…and Expected as of December 31, 2012
…and Expected as of December 31, 2012
Total of approx. 774,000 HP (based upon current orders)
239 Quintiplex
239 Quintiplex
91 Triplex
91 Triplex
133 Pumpers
133 Pumpers
12/31/2012
12/31/2012
689,500 HP
689,500 HP
84,600 HP
84,600 HP
12/31/2012
12/31/2012

Changing Energy Environment –
Well Stimulation
•
•
Shortage of quality equipment & crews has
Shortage of quality equipment & crews has
encouraged long-term contracts in pressure
encouraged long-term contracts in pressure
pumping
pumping
•
•
PTEN has 5 frac crews under term contract
PTEN has 5 frac crews under term contract
–
–
1 in S. Texas
1 in S. Texas
–
–
2 in Permian
2 in Permian
–
–
2 in Marcellus
2 in Marcellus
•
•
Approximately 155,000 HP under term
Approximately 155,000 HP under term
contract
contract
•
•
Currently in negotiations for additional
Currently in negotiations for additional
commitments
commitments

PTEN’s Strategic Approach PTEN’s Strategic Approach

PTEN’s Strategic Approach
•
•
Concentrate on two core businesses
Concentrate on two core businesses
•
•
Plan to continue to grow organically
Plan to continue to grow organically
–
–
PTEN has the balance sheet and expected cash
PTEN has the balance sheet and expected cash
flow to support continued organic growth in both
flow to support continued organic growth in both
businesses
businesses
–
–
Acquisitions
Acquisitions
and
and
dispositions
dispositions
only
only
when
when
the
the
price
price
is
is
right
right
•
•
Customer demand in both businesses support
Customer demand in both businesses support
term contracts
term contracts
–
–
PTEN continuing to enter into term contracts for
PTEN continuing to enter into term contracts for
rigs & frac crews
rigs & frac crews

PTEN Investment PTEN Investment Highlights Highlights

PTEN Investment Highlights
Components of
Components of
Total Revenue
Total Revenue
Operating Income
Operating Income
Contract Drilling
Contract Drilling
65%
65%
Pressure
Pressure
Pumping
Pumping
33%
33%
Oil & Natural
Oil & Natural
Gas
Gas 2%
%
Segment ($ in 000’s)
Segment ($ in 000’s)
Contract Drilling
Contract Drilling
$346,083
$346,083
Pressure Pumping
Pressure Pumping
193,440
193,440
Oil & Natural Gas
Oil & Natural Gas
23,982
23,982
Corporate & Other
Corporate & Other
(37,904)
(37,904)
Total
Total
$525,601
$525,601

PTEN Investment Highlights
•
No equity sales in more than 11 years
•
History of returning capital to investors
–
Stock Buyback
•
Total of $592 million in 2006 through 2008
–
Cash Dividend
•
Initiated cash dividend in 2004
•
Quarterly dividend currently $0.05 per share

PTEN Investment Highlights
•
•
Leading market position
Leading market position
–
–
One of the “Big 3”
One of the “Big 3”
US land drillers
US land drillers
–
–
One of the largest pressure pumping companies in the US
One of the largest pressure pumping companies in the US
–
–
Well positioned to grow organically and through
Well positioned to grow organically and through
opportunistic acquisition
opportunistic acquisition
•
•
Diverse asset base
Diverse asset base
–
–
Drilling rigs well-matched to customers’
Drilling rigs well-matched to customers’
needs
needs
–
–
Well stimulation assets that meet customers’
Well stimulation assets that meet customers’
needs
needs
•
•
Favorable industry trends
Favorable industry trends
–
–
Emerging shale and unconventional resource plays
Emerging shale and unconventional resource plays
–
–
US land drilling and pressure pumping are major
US land drilling and pressure pumping are major
beneficiaries of these trends
beneficiaries of these trends

PTEN Investment Highlights
•
•
Flexible operating model
Flexible operating model
–
–
Maximizes earnings growth during periods of increased
Maximizes earnings growth during periods of increased
activity
activity
–
–
Minimizes costs during periods of low activity
Minimizes costs during periods of low activity
–
–
Strong cash flow generation
Strong cash flow generation
•
•
Strong management team
Strong management team
–
–
Prudent financial management
Prudent financial management
–
–
Operational management that is customer responsive
Operational management that is customer responsive
–
–
Proven track record through numerous cycles
Proven track record through numerous cycles
•
•
Strong financial position
Strong financial position
–
–
Low leverage
Low leverage
–
–
Adequate liquidity to meet medium-term growth and capex
Adequate liquidity to meet medium-term growth and capex
needs
needs

PTEN Investment Highlights
Growth in Shareholder Equity
Growth in Shareholder Equity
The Warren Buffet Standard
The Warren Buffet Standard
33
0
500
1,000
1,500
2,000
2,500
3,000
Thousands
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
0
500
1,000
1,500
2,000
2,500
3,000
Thousands
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

•
•
Favorable trends are likely to persist in North
Favorable trends are likely to persist in North
American oil and natural gas markets
American oil and natural gas markets
•
•
US Land Drilling and Pressure Pumping are major
US Land Drilling and Pressure Pumping are major
beneficiaries of the new trends
beneficiaries of the new trends
•
•
Patterson-UTI has the right assets:
Patterson-UTI has the right assets:
–
–
Drilling rigs well-matched to the customers’
Drilling rigs well-matched to the customers’
needs
needs
–
–
Well stimulation assets that meet customers’
Well stimulation assets that meet customers’
needs
needs
–
–
Operational management that is customer responsive
Operational management that is customer responsive
–
–
Prudent financial management
Prudent financial management
•
•
Long-term record of building shareholder equity
Long-term record of building shareholder equity
Conclusions

Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Credit Suisse Energy Summit Credit Suisse Energy Summit February 8-9, 2012 February 8-9, 2012